Exhibit 10.5

WEBSTAR TECHNOLOGY GROUP, INC.

CONSENT TO TRANSFER EMPLOYMENT AGREEMENT AND LIABILITIES

I, David Herzfeld, hereby consent to the transfer of my employment agreement, and all amounts due me now and in the future thereunder, from Webstar Technology Group, Inc. to James Owens, effective December 31, 2019. I further understand that as of December 31, 2019, I am no longer employed by Webstar Technology Group, Inc. and that, as of December 31, 2019, Webstar Technology Group, Inc. has no liability to me, past or future, associated with my employment agreement.

Agreed to this 19th day of February, 2020, effective December 31, 2019.

By:

David Herzfeld

I, Barbara Stingone, rightful heir to Joseph Stingone, hereby consent to the transfer of Joseph Stingone's employment agreement, and all amounts due me now and in the future thereunder, from Webstar Technology Group, Inc. to James Owens, effective December 31, 2019. I further understand that as of December 31, 2019, Webstar Technology Group, Inc. has no liability to me, past or future, associated with Joseph Stingone's employment agreement.

Agreed to this 24TH day of February, 2020, effective December 31, 2019.

By:

Barbara Stingone

Barbara Stingone